Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 12, 2023, by and between Neptune Wellness Solutions Inc., a Québec, Canada corporation (the “Company”), and the Persons set forth on Schedule A hereto (the “Purchasers”).

WHEREAS, this Agreement is made in connection with the issuance and sale of Common Share Purchase Warrants (the “Warrant”) to purchase common shares of the Company (the “Warrant Shares”) pursuant to that certain Note Purchase Agreement, dated as of January [12], 2023, by and among the Company, CCUR Holdings, Inc., as collateral agent, and the Purchasers (the “Purchase Agreement”); and

WHEREAS, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I

DEFINITIONS
Section 1.01
Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Effectiveness Deadline” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.01 of this Agreement.

“Holder” means the record holder of any Registrable Securities.

“Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Purchasers” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Registrable Securities” means the Warrant Shares and any type of interest issued to the Holder as a result of Section 3.04.

“Registration Expenses” has the meaning specified therefor in Section 2.05(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01 of this Agreement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Shelf Filing Date” has the meaning specified therefore in Section 2.01 of this Agreement.

“Warrant Shares” has the meaning specified therefor in the recitals of this Agreement.

Section 1.02
Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) or Regulation S under the Securities Act; (c) when such Registrable Security is held by the Company or one of its subsidiaries or Affiliates (other than any Purchaser); (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.08 hereof; (e) when such Registrable Security ceases to be outstanding; (f) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming the Holder of such Registrable Security is not an affiliate (as defined in Rule 144(a)(1)) of the Company; or (g) when any holder of such Registrable Security waives its registration right under this Agreement with respect to such Registrable Security.
Article II

REGISTRATION RIGHTS
Section 2.01
Mandatory Registration.
(a)
The Company shall prepare and file no later than January 31, 2023 (such filing date, the “Shelf Filing Date”), providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415 (if applicable), of all of the Registrable Securities then outstanding from time to time, either (A) a registration statement with the Commission (such registration statement shall, at the option of the Company, be on Form S-1 or Form S-3 (or any equivalent or successor form) under the Securities Act) or (B) a pre-effective amendment to the Company’s existing registration statement on Form S-1 (file no. 333-268196) (in the case of clause (A), the registration statement on such form, as amended or supplemented, or in the case of clause (B), the existing registration statement as amended, the “Registration Statement”). The Company shall cause the Registration Statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable after the Shelf Filing Date but in any event no later than 90 calendar days after the date hereof (the “Effectiveness Deadline”). The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (A) the date that is 3 years after the date of effectiveness of such Registration Statement, (B) the date when all of the Registrable Securities covered by such Registration Statement have been sold or (C) the date on which all of the Warrant Shares cease to be Registrable Securities hereunder (such period, the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within one (1) Business Day of such date, the Company shall provide the Holders with written notice of the effectiveness of the Registration Statement.
(b)
If at any time the Company has registered or has determined to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8), the Company will give the Purchasers written notice thereof promptly (but in no event less than 15 days prior to the anticipated filing date) and shall include in such registration all Warrant Shares requested to be included therein pursuant to the written request of the Purchasers received within 10 days after delivery of the Company’s notice.
Section 2.02
Intentionally Omitted.
Section 2.03
Sale Procedures. In connection with its obligations under this Article II, the Company will, as expeditiously as possible:
(a)
prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;
(b)
make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
(c)
if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such states as the Selling Holders shall reasonably request in writing by the time the Registration Statement is declared effective by the SEC; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(d)
promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective;
(e)
immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, not misleading in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any state. Following the occurrence of any of the events set forth in clauses (i) through (iii) above, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other reasonable best action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(f)
upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g)
otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(h)
cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;
(i)
use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(j)
provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and
(k)
if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

The Company will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent. If the staff of the Commission requires the Company to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.03, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.03 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.04
Cooperation by Holders. As a condition for inclusion in any Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in a customary form containing such information regarding the Holder, the Registrable Securities held by the Holder and the distribution proposed by the Holder as may be reasonably requested by the Company and as shall be required under applicable laws (a “Selling Shareholder Questionnaire”) on a date that is not less than ten Business Days prior to the Shelf Filing Date. The Company shall have no obligation to include Registrable Securities of a Holder in the Registration Statement who has failed to furnish its response to the Selling Shareholder Questionnaire or such other information that the Company determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.05
Expenses.
(a)
Expenses. The Company will pay all Registration Expenses. In addition, except as otherwise provided in Section 2.06 hereof, the Company shall not be responsible for legal fees or any brokerage fees or commissions incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b)
Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01, including all registration, filing, qualification, securities exchange listing and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel for the Company and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.
Section 2.06
Indemnification.
(a)
Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls such seller, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer, such other Person who participates in the offering or sale of such securities or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, such other Person who participates in the offering or sale of such securities and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by such seller of Registrable Securities specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, such other Person who participates in the offering or sale of such securities or controlling person and shall survive the transfer of such securities by such seller.
(b)
Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.01 above, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.06(a) above) the Company, each director of the Company, each officer of the Company, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by such seller of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The maximum liability of each seller for any such indemnification shall not exceed the amount of proceeds received by such seller from the sale of his/its Registrable Securities. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, such other Person who participates in the offering or sale of such securities or controlling Person and shall survive the transfer of such securities by such seller.
(c)
Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.06(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.06(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(d)
Other Indemnification. Indemnification similar to that specified in Sections 2.06(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal, provincial, territorial or state law or regulation of any governmental authority other than the Securities Act.
(e)
Indemnification Payments. The indemnification required by this Section 2.06 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
(f)
To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.06 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.06 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.06 then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.06(f), when combined with the amounts paid or payable by such Holder pursuant to Section 2.06(b), exceed the proceeds from the offering received by such Holder (net of any selling expenses paid by such Holder).
Section 2.07
Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, so long as a Holder owns any Registrable Securities, the Company agrees to use its reasonable best efforts to:

(a)
make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
(b)
file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c)
furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Section 2.08
Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Article II may be transferred or assigned by the Purchasers to one or more transferees or assignees of Registrable Securities; provided, however, that (a) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the Purchasers under this Agreement.
Article III

MISCELLANEOUS
Section 3.01
Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
(a)
if to any Purchaser, at the Purchaser’s address or the Purchaser’s email address (if by electronic mail) as set forth in such Purchaser’s Purchase Agreement;
(b)
if to a transferee of any Purchaser, to such Holder at the address provided pursuant to Section 2.08 above; and
(c)
if to the Company:

Neptune Wellness Solutions Inc.
545 Promenade du Centropolis
Suite 100
Laval, Québec, Canada, H7T 0A3
Attention: Jean-Daniel Bélanger
Email: j-d.belanger@neptunecorp.com

with a copy to:

Osler, Hoskin & Harcourt LLP
1000, rue De La Gauchetière Ouest
Bureau 2100
Montréal, Québec, Canada, H3B 4W5
Attention: François Paradis
Email: fparadis@osler.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02
Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03
Assignment of Rights. All or any portion of the rights and obligations of the Purchasers under this Agreement may be transferred or assigned by the Purchasers only in accordance with Section 2.08 hereof.
Section 3.04
Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.
Section 3.05
Aggregation of Registrable Securities . All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
Section 3.06
Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.07
Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.08
Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09
Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 3.10
Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION AMONG THE PARTIES DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 3.11
Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.12
Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.13
Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.14
No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.15
Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and the Company shall have any obligation hereunder and that, notwithstanding that the Purchasers may be corporations, partnerships or limited liability companies, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of the Purchasers hereunder.
Section 3.16
Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NEPTUNE WELLNESS SOLUTIONS INC.

By: /s/ Christopher Piazza

Name: Christopher Piazza

Title: Authorized Signatory

[Registration Rights Agreement]

313546051.8

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

CCUR HOLDINGS, INC.

By: /s/ Igor Volshtyen

Name: Igor Volshtyen

Title: President and CEO

[Registration Rights Agreement]

313546051.8

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

SYMBOLIC LOGIC, INC.

By: /s/ Igor Volshtyen

Name: Igor Volshtyen

Title: President and CEO

[Registration Rights Agreement]

313546051.8

Schedule A
List of Purchasers

CCUR Holdings, Inc.

Symbolic Logic, Inc.

313546051.8